FIRST AMENDMENT TO

                 THIRD AMENDED AND RESTATED
                SUPPLEMENTARY TRUST AGREEMENT
                          (ARIZONA)


     This First Amendment to Third Amended and Restated Supplementary Trust Agreement is made and entered into as of July 31, 1996, by and among Fairfield Communities, Inc., a Delaware corporation (referred to herein as "FCI"); Fairfield Acceptance Corporation, a Delaware corporation and wholly-owned subsidiary of FCI (referred to herein as "FAC"); First American Title Insurance Company, a California corporation (referred to herein as "Trustee"); The First National Bank of Boston, Boston, Massachusetts (referred to herein as "FNBB"), as agent and lender to FCI pursuant to the FCI Boston Loan Agreement; FNBB, as agent and lender to FAC pursuant to the FAC Boston Loan Agreement; and Capital Markets Assurance Corporation, a New York Stock insurance company, as collateral agent (referred to herein as "1995 Collateral Agent"), pursuant to the 1995 Credit Agreement (as hereinafter defined). This Amendment amends that certain Third Amended and Restated Supplementary Trust Agreement, dated as of July 31, 1996 (the "Agreement"). Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed thereto in the Agreement.

                    W I T N E S S E T H:

     WHEREAS, pursuant to Section 15(a) of the Agreement, FCI, FAC, Trustee and Bank of Boston can amend the Agreement to identify and segregate a separate pool of Sales Contracts and the Intervals relating thereto, which are to be sold or pledged pursuant to a pooling, pledge or sale agreement;

     WHEREAS, FAC has previously sold certain Sales Contracts to Fairfield Capital Corporation, a Delaware corporation (referred to herein as "FCC") pursuant to a Receivables Purchase Agreement, dated as of March 28, 1995, among FCI, as originator, FAC, as seller and FCC, as purchaser, which Sales Contracts were in turn pledged by FCC to the 1995 Collateral Agent for the benefit Triple-A One Funding Corporation, a Delaware corporation (referred to herein as "Triple-A"), pursuant to the 1995 Credit Agreement;

     WHEREAS, the parties hereto desire to enter into this Amendment in order to amend certain definitions contained in the Agreement to reflect that the 1995 Credit Agreement is being amended and restated contemporaneously herewith; and

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     1. Section 1 of the Agreement is hereby amended by adding thereto the following definitions (and by striking any definitions which are supplanted by the definitions set forth below):

     1995 Credit  Agreement means  that certain Amended  and
     ----------------------
Restated Credit Agreement dated as of July 31, 1996, by and among FAC, as servicer, FCI, FCC, as borrower, L/C Bank, Triple-A and the 1995 Collateral Agent, relating to loans to be made by Triple-A to FCC, as the same may be amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof.

     1995  Collateral Agent means  Capital Markets Assurance
     ----------------------
Corporation,  a   New  York  Stock  insurance   company,  as
collateral agent for the benefit of itself, Triple-A and L/C
Bank pursuant to the 1995 Credit Agreement.

     L/C Bank  means The First  National Bank of  Boston, as
     --------
L/C Bank under the 1995 Credit Agreement.

     2. Section 16 of the Agreement is hereby amended by adding thereto the following addresses (and by striking any addresses which are supplanted by the addresses set forth below):

           First American Title Insurance Company
           --------------------------------------
Earl Briggs or Jeff Anderson
First  American  Title   Insurance  Company,  a   California corporation
403 N. Agassiz, P. O. Box 1910
Flagstaff, Arizona   86002
(520) 779-5171



              The First National Bank of Boston
              ---------------------------------

                                   Counsel:
Linda J. Carter                    Marcia Robinson
The First National Bank of Boston  Bingham, Dana & Gould
115 Perimeter Center Place, N.E.   150 Federal Street
Suite 500                          Boston, Massachusetts 02106
Atlanta, Georgia  30346            (617) 951-8535
(770) 390-6500                     Telecopy:  (617) 951-8736
Telecopy:  (770)390-8434






            Capital Markets Assurance Corporation
            -------------------------------------

885 Third Avenue, 14th Floor       Counsel:
New York, NY  10022                Marc D. Wassermann, Esq.
Attn:  Head of Exposure            Sidley & Austin
  Management                       1722 Eye Street, NW
(212) 891-8806                     Washington, D.C. 20006
Telecopy:  (212) 755-5462          (202)736-8000
                                   Telecopy:  (202) 736-8711

     3. Except as otherwise amended by this Amendment, all provisions of the Agreement remain in full force and effect.


     4. An executed copy of this Amendment shall be provided to all parties to the Agreement.

     5. This Amendment shall be construed in accordance with and governed by the laws of the State of Arizona. In the event that any clause or provision of this Amendment is declared to be invalid, the invalidity of any such clause or provision shall not affect the remaining clauses and provisions of this Amendment which shall remain in full force and effect.

     6. This Amendment may be executed in one or more counterparts, all of which shall constitute one and the same instrument.


            [THIS SPACE LEFT BLANK INTENTIONALLY]







     DATED as of the date first above written.

                              FAIRFIELD COMMUNITIES, INC.

/s/Dawn Peoples               BY:/s/Robert W. Howeth
_________________________        ____________________________
Witness                       TITLE: Senior Vice President


                              FAIRFIELD ACCEPTANCE CORPORATION

/s/Dawn Peoples               BY:/s/Robert W. Howeth
_________________________        ____________________________
Witness                       TITLE: President

                              FIRST AMERICAN TITLE INSURANCE,
                              A CALIFORNIA CORPORATION

/s/Ruth Clark                 BY:/s/Jeff Anderson
_________________________        ____________________________
Witness                       TITLE: Vice President

                              THE  FIRST  NATIONAL  BANK  OF BOSTON,
                              as agent and lender under the
                              FCI Boston Loan Agreement


/s/Paula C. Anderson          BY: /s/Linda J. Carter
_________________________        ____________________________
Witness                       TITLE: Vice President

                              THE FIRST NATIONAL BANK OF BOSTON,
                              as agent and lender under the
                              FAC Boston Loan Agreement


/s/Paula C. Anderson          BY: /s/Linda J. Carter
_________________________        ____________________________
Witness                       TITLE: Vice President

                              CAPITAL MARKETS ASSURANCE
                              CORPORATION,
                              as 1995 Collateral Agent


/s/Dawn Peopls                BY: /s/Philip Theoharides
_________________________        ____________________________
Witness                       TITLE: Vice President